SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 8, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1997-1, 1997-2, 1998-1, 1999-1


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: March 25, 2002             By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the March 8, 2002 Determination Date

                      For the February 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is March 8, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   406,543,219.95

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    33,533,078.85

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   373,010,141.10

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,184,472,911.89

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  689,999,374.58

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 8th Day of March 2002.

PEOPLE'S BANK
Servicer

By : /s/Deborah S. Asetta
     Name:  Deborah S.Asetta
     Title: First Vice President


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the March 8, 2002 Determination Date

                      For the February 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    80,510,362.01

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$       699,550.60

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    79,810,811.41

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    36,949,550.60

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    36,250,000.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    36,250,000.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$        37,262.93

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$              0.00
    Total..................................................$              0.00

    Class B Certificateholders
    Payable in respect of principal........................$     33,750,000.00
    Payable in respect of interest.........................$         56,896.88
    Total..................................................$     33,806,896.88

    Collateral Interest
    Payable in respect of principal........................$     15,000,000.00
    Payable in respect of interest.........................$          4,175.69
    Total..................................................$     15,004,175.69

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the March 8, 2002 Determination Date

                      For the February 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    86,988,682.51

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     7,177,871.10

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    79,810,811.41

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    84,380,414.24

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    77,202,543.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    77,202,543.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       382,183.86

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

   Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        653,673.81
    Total..................................................$        653,673.81

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         57,159.38
    Total..................................................$         57,159.38

    Collateral Interest
    Payable in respect of principal........................$      6,369,209.81
    Payable in respect of interest.........................$         57,300.35
    Total..................................................$      6,426,510.16

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the March 8, 2002 Determination Date

                      For the February 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   69,590,967.12

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    5,742,317.99

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   63,848,649.13

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    5,742,317.99

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       305,747.09

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        530,220.83
    Total..................................................$        530,220.83

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         45,937.50
    Total..................................................$         45,937.50

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         37,294.44
    Total..................................................$         37,294.44

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the March 8, 2002 Determination Date

                      For the February 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   68,311,511.04

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    4,462,861.91

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1999-1 was equal to....$   63,848,649.13

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   37,953,078.02

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    33,490,216.11

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    33,490,216.11

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$       226,838.66

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        561,925.00
    Total..................................................$        561,925.00

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         54,753.61
    Total..................................................$         54,753.61

    Collateral Interest
    Payable in respect of principal........................$      2,762 942.78
    Payable in respect of interest.........................$         19,852.89
    Total..................................................$      2,782,795.67

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.




              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      60
Monthly Period Ended                                       February 28, 2002
Distribution Date                                             March 15, 2002
Determination Date                                             March 8, 2002
Number of Days in Period                                                  28

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables   2,336,839,674.33

    Principal Collections on the Receivables                  373,010,141.10

    Finance Charge Collections on the Receivables              33,533,078.85

    Receivables in Defaulted Accounts                          19,404,514.67

    End of Month - Aggregate Principal Receivables          2,184,472,911.89

    Investor Interest Series 1997-1                                     0.00
    Investor Interest Series 1997-2                           493,630,790.19
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           386,185,286.10
    Seller Principal Receivables                              904,656,835.60

    Adjusted Investor Interest Series 1997-1                            0.00
     Class A Adjusted Investor Interest                                 0.00
     Class B Investor Interest                                          0.00
     Collateral Interest                                                0.00

    Total Investor Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%


    Class A Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Class B Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Seller Percentage with respect to...
                           Finance Charges                       41.4130489%
                           Charged-Off Accounts                  41.4130489%
                           Principal Receivables                 40.4890767%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                        0.00

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                     0.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                                     0.00
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                          0.00

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  484,304.26

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 56,896.88
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               280,251.31
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     90,906.07

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections                215,246.34

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 25,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   190,246.34

    Total Excess Spread                                            281,152.41

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest           4,175.69
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       124,556.14
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        152,420.58
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.75%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   80,215,618.86
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              80,215,618.86

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                33,750,000.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)             15,000,000.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                31,465,618.86

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                             0.00
    Total Distribution to Class A Investors per $1,000
     Invested                                                           0.00

    Total Distribution to Class B Investors                    33,806,896.88
    Total Distribution to Class B Investors per $1,000
     Invested                                                       1,001.69

    Total Distribution to Collateral Interest Holders          15,004,175.69
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                  363.74

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                               August 14, 2001
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        0.00000%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                                  0.00
    Class A Monthly Interest                                           0.00

    Expected Class A Principal                                         0.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                                0.00
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       0.00

    Class B Certificate Rate                                        2.16750%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             56,896.88
    Class B Monthly Interest                                      56,896.88

    Expected Class B Principal                                         0.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           56,896.88
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.69

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                   56,896.88

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B Certificateholders     0.12

5.  Calculation of Monthly Principal

    Beginning Investor Interest                               48,750,000.00

    Beginning Class A Investor Interest                                0.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                                   0.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B
     Certificates                                             33,750,000.00

    Ending Class B Investor Interest                                   0.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                    1,000.00

    Monthly Principal Reinvested in Receivables               31,465,618.86

    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                           0.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest                0.00
   Beginning Class B Investor Interest                        33,750,000.00
   Beginning Collateral Investor Interest                     15,000,000.00

   Class A Monthly Servicing Fee                                       0.00
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      25,000.00

   Total Monthly Servicing  Fee                                   81,250.00

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             15,000,000.00

    Required Collateral Interest Amount                                0.00
    Collateral Interest Surplus                               15,000,000.00
    Collateral  Monthly Interest                                   4,175.69
    Collateral Monthly Principal                              15,000,000.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge Collections 0.00 Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                             363.64
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.10
    Ending Collateral Interest                                         0.00

    Collateral Default Amount this period                        124,556.14
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)                    0.00
    Available Collateral Interest Amount  (Percentage)                 0.00%
    Ratio of Collateral Interest to Investor Interest                  0.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                             85,573,115.84
                           Percent Dollars                             3.92%
                           Number of Accts                           23,384
                           Percent Number of Accts                     0.97%

    30-59 days past due    Dollars                            31,025,602.69
                           Percent Dollars                             1.42%
                           Number of Accts                            6,311
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            25,867,799.97
                           Percent Dollars                             1.18%
                           Number of Accts                            4,846
                           Percent Number of Accts                     0.20%

    90-119 days past due   Dollars                            23,157,127.88
                           Percent Dollars                             1.06%
                           Number of Accts                            4,111
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            19,803,191.75
                           Percent Dollars                             0.91%
                           Number of Accts                            3,381
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,137,750.83
                           Percent Dollars                             0.83%
                           Number of Accts                            2,977
                           Percent Number of Accts                     0.12%



10. Base Rate Calculation

    Gross Yield                                              17.22%

    Percentage on Defaulted Accounts                          9.96%

    Portfolio Yield   (net of losses)                         7.26%

    Base Rate                                                 3.61%

    Excess of Portfolio Yield over Base Rate                  3.64%

1. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               55,402
    Number of Removed Accounts                                            0
    Number of Automatic Additonal Accounts                               46
    Ending Number of Accounts                                     2,423,085


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      54
Monthly Period Ended                                       February 28, 2002
Distribution Date                                             March 15, 2002
Determination Date                                             March 8, 2002
Number of Days in Period                                                  28

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables   2,336,839,674.33

    Principal Collections on the Receivables                  373,010,141.10

    Finance Charge Collections                                 33,533,078.85

    Receivables in Defaulted Accounts                          19,404,514.67

    End of Month - Aggregate Principal Receivables          2,184,472,911.89

    Investor Interest Series 1997-1                                     0.00
    Investor Interest Series 1997-2                           493,630,790.19
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           386,185,286.10
    Seller Principal Receivables                              904,656,835.60

    Adjusted Investor Interest Series 1997-2                  493,630,790.19
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       34,880,790.19

    Total Investor Percentage with respect to...
                           Finance Charges                       22.5972493%
                           Charged-Off Accounts                  22.5972493%
                           Principal Receivables                 22.8888167%


    Class A Percentage with respect to...
                           Finance Charges                       19.4554942%
                           Charged-Off Accounts                  19.4554942%
                           Principal Receivables                 19.4554942%

    Class B Percentage with respect to...
                           Finance Charges                        1.5449951%
                           Charged-Off Accounts                   1.5449951%
                           Principal Receivables                  1.5449951%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.5967600%
                           Charged-Off Accounts                   1.5967600%
                           Principal Receivables                  1.8883274%

    Seller Percentage with respect to...
                           Finance Charges                       41.4130489%
                           Charged-Off Accounts                  41.4130489%
                           Principal Receivables                 40.4890767%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,101,639.41

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                653,673.61
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,529,090.52
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,210,541.95

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  484,304.26

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 57,159.38
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               280,251.31
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     90,643.57

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               591,927.43

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  523,177.43

    Total Excess Spread                                         1,824,362.95

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          57,300.35
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       342,529.37
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,424,533.23
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.42%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   83,962,682.41
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              83,962,682.41

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                70,833,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              6,369,209.81

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                 6,760,139.27

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       653,673.61
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.54

    Total Distribution to Class B Investors                        57,159.38
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.69

    Total Distribution to Collateral Interest Holders           6,426,510.16
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                  155.79

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                     70,833,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                 70,833,333.33

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                         2,125,000.00
   Available Reserve Account Amount                             2,125,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              2,125,000.00
   Reserve Account Investment Proceeds                              2,993.16
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                            2,125,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.97750%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            653,673.61
    Class A Monthly Interest                                     653,673.61

    Expected Class A Principal                               354,166,666.67
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          653,673.61
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.54

    Class B Certificate Rate                                        2.17750%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             57,159.38
    Class B Monthly Interest                                      57,159.38

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           57,159.38
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.69

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  710,832.99

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.55

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                 70,833,333.33
    Controlled Deposit Amount                                 70,833,333.33
    Controlled Accumulation Amount                            70,833,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                6,760,139.27
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 493,630,790.19

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       34,880,790.19
    Collateral Interest Surplus                                6,369,209.81
    Collateral  Monthly Interest                                  57,300.35
    Collateral Monthly Principal                               6,369,209.81
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                             154.41
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.39
    Ending Collateral Interest                                34,880,790.19

    Collateral Default Amount this period                        342,529.37
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           34,880,790.19
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.07%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            85,573,115.84
                           Percent Dollars                             3.92%
                           Number of Accts                           23,384
                           Percent Number of Accts                     0.97%

    30-59 days past due    Dollars                            31,025,602.69
                           Percent Dollars                             1.42%
                           Number of Accts                            6,311
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            25,867,799.97
                           Percent Dollars                             1.18%
                           Number of Accts                            4,846
                           Percent Number of Accts                     0.20%

    90-119 days past due   Dollars                            23,157,127.88
                           Percent Dollars                             1.06%
                           Number of Accts                            4,111
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            19,803,191.75
                           Percent Dollars                             0.91%
                           Number of Accts                            3,381
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,137,750.83
                           Percent Dollars                             0.83%
                           Number of Accts                            2,977
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                            17.23%

    Percentage on Defaulted Accounts                        9.96%

    Portfolio Yield (net of losses)                         7.26%

    Base Rate                                               3.98%

    Excess of Portfolio over Base Rate                      3.29%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               55,402
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              46
    Ending Number of Accounts                                     2,423,085


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      47
Monthly Period Ended                                       February 28, 2002
Distribution Date                                             March 15, 2002
Determination Date                                             March 8, 2002
Number of Days in Period                                                  28

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   2,336,839,674.33

    Principal Collections on the Receivables                  373,010,141.10

    Finance Charge Collections                                 33,533,078.85

    Receivables in Defaulted Accounts                          19,404,514.67

    End of Month - Aggregate Principal Receivables          2,184,472,911.89

    Investor Interest Series 1997-1                                     0.00
    Investor Interest Series 1997-2                           493,630,790.19
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           386,185,286.10
    Seller Principal Receivables                              904,656,835.60

    Adjusted Investor Interest Series 1998-1                  400,000,000.00
     Class A Adjusted Investor Interest                       343,000,000.00
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       18.3110533%
                           Charged-Off Accounts                  18.3110533%
                           Principal Receivables                 18.3110533%


    Class A Percentage with respect to...
                           Finance Charges                       15.7017282%
                           Charged-Off Accounts                  15.7017282%
                           Principal Receivables                 15.7017282%

    Class B Percentage with respect to...
                           Finance Charges                        1.2359961%
                           Charged-Off Accounts                   1.2359961%
                           Principal Receivables                  1.2359961%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.3733290%
                           Charged-Off Accounts                   1.3733290%
                           Principal Receivables                  1.3733290%

    Seller Percentage with respect to...
                           Finance Charges                       41.4130489%
                           Charged-Off Accounts                  41.4130489%
                           Principal Receivables                 40.4890767%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,924,381.90

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                530,220.83
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               571,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,848,183.64
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    974,310.76

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  387,443.41

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 45,937.50
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               224,201.04
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     72,304.87

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               430,492.68

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                50,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  380,492.68

    Total Excess Spread                                         1,427,108.31

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          37,294.44
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       249,112.27
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,140,701.60
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.42%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   67,170,146.08
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              67,170,146.08

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                67,170,146.08

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       530,220.83
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.55

    Total Distribution to Class B Investors                        45,937.50
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.70

    Total Distribution to Collateral Interest Holders              37,294.44
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    1.24

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,415.63
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.98750%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            530,220.83
    Class A Monthly Interest                                     530,220.83

    Expected Class A Principal                               343,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          530,220.83
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.55

    Class B Certificate Rate                                        2.18750%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             45,937.50
    Class B Monthly Interest                                      45,937.50

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           45,937.50
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.70

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  576,158.33

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.56

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               67,170,146.08
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     30,000,000.00

   Class A Monthly Servicing Fee                                 571,666.67
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      50,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,000,000.00

    Required Collateral Interest Amount                       30,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                  37,294.44
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.24
    Ending Collateral Interest                                30,000,000.00

    Collateral Default Amount this period                        249,112.27
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           30,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            85,573,115.84
                           Percent Dollars                             3.92%
                           Number of Accts                           23,384
                           Percent Number of Accts                     0.97%

    30-59 days past due    Dollars                            31,025,602.69
                           Percent Dollars                             1.42%
                           Number of Accts                            6,311
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            25,867,799.97
                           Percent Dollars                             1.18%
                           Number of Accts                            4,846
                           Percent Number of Accts                     0.20%

    90-119 days past due   Dollars                            23,157,127.88
                           Percent Dollars                             1.06%
                           Number of Accts                            4,111
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            19,803,191.75
                           Percent Dollars                             0.91%
                           Number of Accts                            3,381
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,137,750.83
                           Percent Dollars                             0.83%
                           Number of Accts                            2,977
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              17.23%

    Percentage on Defaulted Accounts                          9.96%

    Portfolio Yield (net of losses)                           7.26%

    Base Rate                                                 3.97%

    Excess of Portfolio over Base Rate                        3.29%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               55,402
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              46
    Ending Number of Accounts                                     2,423,085


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      30
Monthly Period Ended                                       February 28, 2002
Distribution Date                                             March 15, 2002
Determination Date                                             March 8, 2002
Number of Days in Period                                                  28

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   2,336,839,674.33

    Principal Collections on the Receivables                  373,010,141.10

    Finance Charge Collections                                 33,533,078.85

    Receivables in Defaulted Accounts                          19,404,514.67

    End of Month - Aggregate Principal Receivables          2,184,472,911.89

    Investor Interest Series 1997-1                                     0.00
    Investor Interest Series 1997-2                           493,630,790.19
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           386,185,286.10
    Seller Principal Receivables                              904,656,835.60

    Adjusted Investor Interest Series 1999-1                  263,276,194.91
     Class A Adjusted Investor Interest                       215,090,908.81
     Class B Investor Interest                                 29,000,000.00
     Collateral Interest                                       19,185,286.10

    Total Investor Percentage with respect to...
                           Finance Charges                       12.0521611%
                           Charged-Off Accounts                  12.0521611%
                           Principal Receivables                 18.3110533%


    Class A Percentage with respect to...
                           Finance Charges                        9.8463528%
                           Charged-Off Accounts                   9.8463528%
                           Principal Receivables                 15.4728401%

    Class B Percentage with respect to...
                           Finance Charges                        1.3275514%
                           Charged-Off Accounts                   1.3275514%
                           Principal Receivables                  1.3275514%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.8782570%
                           Charged-Off Accounts                   0.8782570%
                           Principal Receivables                  1.5106619%
    Seller Percentage with respect to...
                           Finance Charges                       41.4130489%
                           Charged-Off Accounts                  41.4130489%
                           Principal Receivables                 40.4890767%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                3,731,767.26

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                357,588.64
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                204,336.36
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               409,696.97
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,041,210.86
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    718,934.43

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  416,142.92

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 54,753.61
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               240,808.53
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     72,247.45

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               314,951.73

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                36,580.38
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  278,371.35

    Total Excess Spread                                         1,069,553.23

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest          19,852.89
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       182,252.44
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        59,347.88
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        808,100.01
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.27%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   66,312,920.96
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              66,312,920.96

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                30,727,272.73

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,762,942.78

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                32,822,704.85

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       561,925.00
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.66

    Total Distribution to Class B Investors                        54,753.61
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.89

    Total Distribution to Collateral Interest Holders           2,782,795.67
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   84.33

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             122,909,090.92
   Deposits into Principal Funding Account                     30,727,272.73
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                153,636,364.25

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          142,630.63
   Principal Funding Investment Shortfall                          61,705.73

   Beginning Balance of Reserve Account                         1,690,000.00
   Available Reserve Account Amount                             1,690,000.00
   Reserve Account Funding Date                              August 14, 2001
   Required Reserve Account Amount                              1,690,000.00
   Reserve Account Investment Proceeds                              2,357.85
   Deposit from Excess Spread into Reserve Account                 59,347.88
   Reserve Account Draws                                           61,705.73
   Ending Balance of Reserve Account                            1,690,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.13750%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       204,336.36
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        142,630.63
    Principal Funding Investment Shortfall                        61,705.73
    Reserve Account Draws                                         61,705.73

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            357,588.64
    Class A Monthly Interest                                     561,925.00

    Expected Class A Principal                               245,818,181.82
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          561,925.00
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.66

    Class B Certificate Rate                                        2.42750%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             54,753.61
    Class B Monthly Interest                                      54,753.61

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           54,753.61
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.89

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  616,678.61

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.68

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              388,948,228.88

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                 30,727,272.73
    Controlled Deposit Amount                                 30,727,272.73
    Controlled Accumulation Amount                           153,636,363.65
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               32,822,704.85
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 386,185,286.10

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9654632

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      245,818,181.54
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     21,948,228.88

   Class A Monthly Servicing Fee                                 409,696.97
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      36,580.38

   Total Monthly Servicing  Fee                                  494,610.68

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             21,948,228.88

    Required Collateral Interest Amount                       19,185,286.10
    Collateral Interest Surplus                                2,762,942.78
    Collateral  Monthly Interest                                  19,852.89
    Collateral Monthly Principal                               2,762,942.78
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              83.73
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.60
    Ending Collateral Interest                                19,185,286.10

    Collateral Default Amount this period                        182,252.44
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           19,185,286.10
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  4.97%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            85,573,115.84
                           Percent Dollars                             3.92%
                           Number of Accts                           23,384
                           Percent Number of Accts                     0.97%

    30-59 days past due    Dollars                            31,025,602.69
                           Percent Dollars                             1.42%
                           Number of Accts                            6,311
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            25,867,799.97
                           Percent Dollars                             1.18%
                           Number of Accts                            4,846
                           Percent Number of Accts                     0.20%

    90-119 days past due   Dollars                            23,157,127.88
                           Percent Dollars                             1.06%
                           Number of Accts                            4,111
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            19,803,191.75
                           Percent Dollars                             0.91%
                           Number of Accts                            3,381
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,137,750.83
                           Percent Dollars                             0.83%
                           Number of Accts                            2,977
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              17.85%

    Percentage on Defaulted Accounts                          9.96%

    Portfolio Yield (net of losses)                           7.89%

    Base Rate                                                 4.10%

    Excess of Portfolio over Base Rate                        3.79%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               55,402
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              46
    Ending Number of Accounts                                     2,423,085